Exhibit 99.4

Equity One 2002-4
Term Sheet

Class M-1 (AA)

Balance                       19,668,000   Delay                     24
Coupon                        at pricing   Dated               8/1/2002
Settle                         8/30/2002   First Payment      9/25/2002
100% PPC, To Maturity

-----------------------------------------
Severity                             60%
Lag                            12 months
-----------------------------------------
Static Libor

                             7 CDR             8 CDR            9 CDR             10 CDR
Price                        Yield             Yield            Yield              Yield
100                          5.310             5.311            5.312              5.314
WAL                          6.08              6.14              6.25              6.47
Mod Durn                     4.92              4.97              5.05              5.22
Mod Convexity                0.34              0.35              0.36              0.37
Prcp Window              Sep05 - Aug16     Nov05 - Jan19    Feb06 - Mar19      Jul06 - May19
Payment Window           Sep02 - Aug16     Sep02 - Jan19    Sep02 - Mar19      Sep02 - May19
Prcp Writedown                 -                 -                -                  -
Total Collat Loss        46,429,404         53,322,009       60,283,621          67,266,011




                             11 CDR            12 CDR            13 CDR
Price                         Yield             Yield            Yield
100                           5.319             5.052            2.103
WAL                           6.98              9.08             10.09
Mod Durn                      5.60              6.72              7.53
Mod Convexity                 0.41              0.61              0.78
Prcp Window               Feb07 - Jul19     Oct07 - Jun32    Dec08 - Jun32
Payment Window            Sep02 - Jul19     Sep02 - Jun32    Sep02 - Jun32
Prcp Writedown                  -              828,034          6,997,720
Total Collat Loss           74,297,565       81,297,237        88,326,284



Class M-1 (AA)

Balance                       19,668,000   Delay                     24
Coupon                        at pricing   Dated               8/1/2002
Settle                         8/30/2002   First Payment      9/25/2002
100% PPC, To Maturity

-----------------------------------------
Severity                             60%
Lag                            12 months
-----------------------------------------
Forward Libor

                             7 CDR             8 CDR            10 CDR            11 CDR
Price                        Yield             Yield            Yield              Yield
100                          5.311             5.311            5.316              5.323
WAL                           6.1              6.17              6.62              7.52
Mod Durn                     4.93              4.99              5.33              5.95
Mod Convexity                0.345             0.35             0.382              0.463
Prcp Window              Sep05 - Dec18     Dec05 - Mar19    Oct06 - Jul19      May07 - Oct19
Payment Window           Sep02 - Dec18     Sep02 - Mar19    Sep02 - Jul19      Sep02 - Oct19
Prcp Writedown                 -                 -                -                  -
Total Collat Loss         46,508,820        53,413,213       67,381,152          74,424,857


                           11.2 CDR          11.4 CDR           12 CDR
Price                        Yield             Yield            Yield
100                          5.327             4.931            3.205
WAL                          8.24               8.9              9.78
Mod Durn                     6.35              6.57              7.07
Mod Convexity                0.547             0.594            0.688
Prcp Window              Jul07 - Feb25     Sep07 - Jun32    Apr08 - Jun32
Payment Window           Sep02 - Feb25     Sep02 - Jun32    Sep02 - Jun32
Prcp Writedown                 -             1,095,893        4,894,288
Total Collat Loss         75,821,449        77,220,927       81,436,806

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business thrtugh First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.


                                - CONFIDENTIAL -